                                                                    EXHIBIT 99.2

BAY VIEW
CAPITAL CORPORATION


                       INVESTOR/ANALYST CONFERENCE CALL
               ACQUISITION OF AMERICA FIRST EUREKA HOLDINGS, INC.
                    May 9, 1997/10:00 AM PST (1:00 PM EST)

                     -------------------------------------

                       Investor Dial-In conference call
    Friday May 9, 1997 at 1:00 PM EST (Please call 10 minutes in advance):

                         Dial-In Number (800) 779-3152
                           Dial-In Password: Bayview
             Recorded Playback of the Investor Call Available at:
              Replay Number: (800) 765-3099 Replay Password: 1234

Statements contained in this presentation that are not historical facts may be forward-looking statements within the meaning of Section 21E of the Securities Act of 1924 and Section 27A of the Securities Act of 1933. Certain of such statements are identified as being based on consensus estimates (by analysts not affiliated with Bay View). Further, such statements are subject to important factors that could cause actual results to differ materially from those in this presentation, including the following: regional and national economic conditions; changes in the levels of market interest rates; credit risks or real estate, consumer, commercial and other lending activities; regulatory factors; changes in the market value of Bay View common stock and the ability to repurchase same; Bay View's ability to achieve synergies in the CGC and Eureka acquisition and to sustain or improve performance of CTL, CGC and Eureka; and the ability to identify suitable future acquisition candidates.

                         CREATING THE LARGEST DEPOSIT
                 FRANCHISE AMONG FINANCIAL INSTITUTIONS WHICH
               OPERATE EXCLUSIVELY IN THE SAN FRANCISCO BAY AREA

                     ______________________________________


                                 Presented by:

                       EDWARD H. SONDKER, President & CEO

               DAVID A. HEABERLIN, Executive Vice President & CFO

         AGENDA
___________________________

-   Transaction Highlights

-   Transaction Structure

-   Strategic Review

-   Market Share Analysis

-   Financial Projections

-   Critical Assumptions

-   Key Considerations

-   Other Issues

-   Summary

TRANSACTION HIGHLIGHTS

----------------------------------


-   Bay View Capital Corporation ("BVCC")
    Executed Definitive Agreement to Acquire
    America First Eureka Holdings, Inc. ("AFEH") and Wholly-Owned Bank Subsidiary,
    EurekaBank ("Eureka") from America First
    Financial Fund 1987-A Limited Partnership
    ("AFFFZ")

    -   Due Diligence Completed



-   Bay View Bank("BVB")/EurekaBank Combined Will
    Create the Preeminent Independent Banking
    Franchise in the San Francisco Bay Area

TRANSACTION HIGHLIGHTS
(continued)
-------------------------------------

 -   $300 Million Purchase Price Represents
     Cash of $90 Million and Stock Valued at
     $210 Million (subject to adjustment)



 -   Transaction Will Be Immediately Accretive to Tangible
     Cash Basis EPS


TRANSACTION HIGHLIGHTS
(continued)
_________________________________________
 . Transaction Summary
  - Aggregate Offer Value (subject to adjustment):     $300 Million
  - Estimated Book Value at Purchase Date:             $188 Million
  - $300 Million Price/Book:                           160%
  - $235 Million Adjusted Price/Book:                  125%
  - Deposit Premium:                                   6.1%
  - 1998 EPS
     . Accounting EPS:                           $3.48 (-$0.37 or -9.6%)
     . Tangible Cash EPS:                        $4.54 (+$0.14 or +3.2%)
  - 1999 EPS
     . Accounting EPS:                           $4.42 (+$0.19 or +4.5%)
     . Tangible Cash EPS:                        $5.52 (+$0.74 or +15.5%)
  - Expected Purchase Date
     . December 31, 1997 or January 1, 1998
     . Purchase Accounting Applied

TRANSACTION HIGHLIGHTS
(continued)
_________________________________________

-   BVCC Board of Directors Has Authorized
    Further Share Repurchases of $25 Million

    -   Represents ability to repurchase
        approximately $37 Million (roughly 700,000
        Shares at $52-$53 Per Share) when
        combined with $12 Million remaining from January 1997 $25 Million authorization


    -   When completed BVCC will have
        repurchased approximately 1,750,000 Shares or nearly 24% of the 7.4 million BVCC Shares outstanding when the initial share repurchase program was announced.

TRANSACTION STRUCTURE

----------------------------------------

-   $300 Million Purchase Price represents
    Cash of $90 Million and Stock valued at
    $210 Million

    -   Tax-Free Exchange for Stock Portion


-   AFEH/EurekaBank will be Merged into
    Bay View Bank

    -   EurekaBank branches will operate as Bay
        View Bank Branches

TRANSACTION STRUCTURE
(continued)
--------------------------------------

-   $300 Million Purchase Price represents

    -   1.6 Times Book Value at Purchase Date

    - $65 Million Purchase of Embedded Federal and State Tax Loss Carryforwards

        .  $52 Million Premium above $13 Million
           Recorded by Eureka

    -   $235 Million Adjusted Acquisition Price
        Attributable to Assets Purchased and
        Liabilities Assumed

        -   1.25 Times Book Value

TRANSACTION STRUCTURE
(continued)
_________________________________________

-   Acquisition will be accounted for as a
    purchase utilizing purchase accounting

-   Goodwill is preliminarily estimated at $112
    Million and is currently anticipated to be amortized utilizing a conservative 15-year life

    -   25 years open used in Similar Transactions

-   AFFFZ Unitholders will represent 40% of
    BVCC Shareholders and will receive 2
    BVCC Board Seats

TRANSACTION STRUCTURE
(continued)
------------------------------------------

 .   $112 Million of Goodwill Approximates
    6.1% of Deposits ($1.85 Billion)

 .   Planned Transaction Closing on or
    About 12/31/97

    -  Subject to Normal Regulatory and BVCC
       Shareholder and AFFFZ Unitholder Approvals

-   Mutual 19.9% "Lock-Up" Options

Transaction Structure
(continued)
----------------------

 .   $210 Million Stock Component Will be
    Determined Based on 20-Day Average
    Stock Price Prior to Closing

    -  If BVCC's 20-Day Average Stock Price is
       Above $52 or Below $42, the Exchange Ratio
       Will be Fixed Based at $52 or $42 Share Price
       (As Applicable)

    -  AFEH Has Right to Terminate if Bay View's
       Stock Price Falls Below $42.00

       .  Bay View Has Right to Adjust Purchase Price
          for AFEH Shortfall if Stock Price Falls Below
          $42.00

TRANSACTION STRUCTURE
(continued)
-----------------------------------------

-   For Every $1 That BVCC Stock
    Exceeds $52.00

    -   Goodwill Will Increase By $4 Million

    -   1998/1999 Net Income Will Be Reduced by
        $270,000

    -   1998/1999 EPS Will Be Reduced by $0.03 Per
        Share

Transaction Structure
(Continued)
---------------------

-   Pricing Attractive Relative to Recently
    Announced Transactions

    -   Bay View Will Pay 160% of Book Value at
        Purchase Date for Eureka, Which Is
        Comparable to the Median Multiple of 162%
        Paid by Acquirers in Thrift Acquisitions
        Between 1996 and the Present

    -   Bay View Will Pay a 6.1% premium to deposits
        ($11.85 billion) for Eureka, which compares favorably with a median premium of 7.52% paid by acquirers in thrift acquisitions between 1996 and the present.



TRANSACTION STRUCTURE
(continued)
------------------------------------------
-  Pricing Summary of Recently Announced Transactions

                                                                                                      Ann'd
                                                                    Deal     Deal Pr/   Deal Pr/    TgBk Prem/
                                                                    Value     Tg Bk       4-Qtr      CoreDeps
Buyer                      ST             Seller             ST     ($M)       (%)       EPS (x)       (%)
------------------------  -----  ------------------------  ------  -------  ----------  ---------  ------------
TCF Financial Corp-       MN     Standard Financial-       IL      423.30     151.06       33.33         9.97
Marshall & Isley-         WI     Security Capital Corp-    WI      915.20     161.07       25.34        15.72
CCB Financial Corp-       NC     American Federal BN-      SC      341.60     330.71       24.40        26.61
Sovereign Bancorp-        PA     Bankers Corp-             NJ      322.70     171.49       15.27         8.90
Temple-Inland Inc-        TX     California Financial-     CA      147.00     164.20       30.30         7.58
Webster Fin'l Corp-       CT     DB Bancorp Inc-           CT      133.10     159.67       15.25         5.48
UST Corp-                 MA     Walden Bancorp Inc-       MA      165.90     196.16       16.16        11.38
North Fork Bancorp-       NY     North Side SB-            NY      216.30     170.07       11.78         7.98
First Union Corp-         NC     Center Fin'l Corp-        CT      384.50     176.18       14.96         7.17
First Union Corp-         NC     Home Financial Corp-      FL      341.20     106.00       15.05         3.58
Nations Bank Corp-        NC     TAC Bancshares            FL      279.80     188.07       15.03         8.35
Union Planters Corp-      TN     Leader Financial Corp-    TN      504.70     192.54       13.05        18.46
Norwest Corporation-      MN     Primerit Bank FSB-        NV      190.70     163.64       26.90         7.32
Standard Federal Bank-    MI     Bell Bancorp-             IL      362.80     114.68       27.57         4.60


MAF Bancorp-              IL     N.S. Bancorp-             IL      275.70     113.22       16.40         6.05
First Union Corp-         NC     Society First FSB-        FL      188.00     145.84       29.85         5.79
SouthTrust Corp-          AL     Bankers First Corp-       GA      145.80     150.65       11.30         7.92
Bank of Boston-           MA     Boston Bancorp-           MA      218.50     118.98       11.55         3.22
Republic New York-        NY     Brooklyn Bancorp-         NY      529.60     140.68       14.46         4.78
MacAndrews & Forbes-      NY     SFFed Corp-               CA      266.10     133.00       N/A           3.34
Norwest Corporation-      MN     AMFED Financial-          NV      196.60     168.87       17.98         7.00
Nations Bank Corp-        NC     CSF Holdings-             FL      516.00     183.69       12.40         7.46
Crestar Financial-        VA     Loyola Capital Corp-      MD      279.30     147.74       17.44         7.93
First Union Corp-         NC     Columbia First FSB-       VA      232.80     176.21       20.62         8.05
First Union Corp-         NC     Coral Gables Fedcorp-     FL      513.80     139.43       14.37         9.81
First Union Corp-         NC     American Savings of    FL-FL      253.00     163.30       10.88         5.05

Median                                                             277.50     162.19       15.27         7.52
Bay View Capital Corp-    CA     America First Eureka-     CA      300.00     160.00*      11.49         6.10

    * Based on Book Value at Purchase Date
TRANSACTION STRUCTURE
(continued)
_________________________________________

-   Transaction Economics

    -   Significantly Accretive to Cash Earnings Per
        Share
    -   Internal Rate of Return of 12.75%
    -   Expense Savings-$21 Million Pre-Tax
        Annually, Representing Approximately 46% of
        AFEH's Expense Base and 20% of
        combined Noninterest Expenses
        -   7 Branch Closings Expected

    -   One-time BVCC Restructuring Charges of
        $5.0 Million Pre-tax (2.9 Million After Tax or $0.44 per share)

                   . Debt/Securitization Restructuring          $2.5 Million
                   . Severance                                  $1.0 Million
                   . Facilities/Relocation                      $1.0 Million
                   . Other                                      $0.5 Million
                                                               --------------
                   . Total                                      $5.0 Million

STRATEGIC REVIEW

-------------------------------------

-  Consistent With BVCC Mission Statement
   to Create Diversified Financial Services
   Company and Enhance Shareholder Value

-  Consistent With Bay View Bank Mission
   Statement to Become Best Northern
   California Community Bank

STRATEGIC REVIEW
(continued)

------------------------------------------

-  EUREKA ACQUISITION WILL

   -  Create Largest Deposit Franchise Among
      Financial Institutions Which Operate Exclusively
      In Bay Area

   -  Dramatically Enhance Retail Deposit Franchise
      Value

   - Expand low cost funding platform for BVCC's rapidly expanding consumer and commercial finance platforms.

STRATEGIC REVIEW
(continued)

------------------------------------------

-  EUREKA ACQUISITION WILL (continued)

   -  Enable Bay View Bank to Rapidly Reduce
      Wholesale Borrowings

   -  Facilitate Further Transaction Account
      Expansion Which Will Reduce Certificate of
      Deposit Funding Component

   - Accelerate transition of Bay View Bank to community bank status

-  Expect to Pursue $100-$150 million
   Subordinated debt issuance at either
   BVCC and/or BVB

STRATEGIC REVIEW
(continued)

------------------------------------------

-  Transaction Will Generate Significant
   Regulatory Capital Prospectively

   -  Estimated at $250 Million for 1998-2001
   - This Capital Creation will support future asset growth of $5 billion
   - Significant portion of this capital creation will likely be returned to BVCC for redeployment through
      -  Accretive Acquisitions
      -  Share Repurchases

MARKET SHARE ANALYSIS
(continued)
--------------------------------------------

-  WELL POSITIONED IN KEY MARKETS


                                   Branches in   Total Deposits in  Market Share
Rank    Institution (State)        Bay Area           Bay Area      of Bay Area
----    -------------------        --------           --------      -----------

 1      BankAmerica Corp (CA)         255          $27,359.201         23.51%
 2      Wells Fargo & Co (CA)         263           25,307,789         21.74
 3      Washington Mutual Inc (WA)    112            9,510,106          8.17
 4      UnionBanCal Corp (CA)          39            6,454,742          5.55
 5      MacAndrews & Forbes Holdings   74            5,191,053          4.46
 6      HF Ahmanson & Company (CA)     55            4,000,540          3.44
  *     Pro Forma Bay View Cap Corp    63            3,530,993          3.03
 7      Citicorp (NY)                  59            3,208,676          2.76
 8      Bank of the West (CA)          75            3,202,502          2.75
 9      Golden West Fin'l Corp (CA)    38            2,669,097          2.29
10      Comerica, Inc (MI)             21            1,903,920          1.64
11      EurekaBank (CA)                36            1,796,379          1.54
12      Bay View Capital Corp (CA)     26            1,734,614          1.49
13      WestAmerica Bancorp (CA)       39            1,519,729          1.31
14      Glendale Federal Bank (CA)     30            1,518,327          1.30



    15  Sumitomo Bank (Foreign)                16         1,472,473        1.27


Source: SNL Securities, L.P.; data as of 6/30/96 adjusted for mergers and acquisitions.

    (a) Bay Area consists of Alameda, Contra Costa, Marin, Napa, San Francisco, San Mafeo, Santa Clara, Santa Cruz, Solano and Sonoma Counties

MARKET SHARE ANALYSIS
(continued)

--------------------------------------------

-  BAY VIEW INCREASES ITS MARKET SHARE FIGURES


                       Bay View Capital Corp        America First/Eureka Hold.       ProForma Combined Co.
                      -----------------------       --------------------------       ---------------------

                                       County                         County                         County
                             Deposits  Market               Deposits  Market               Deposits  Market
County                Rank    $ (000)  Share        Rank    $ (000)   Share          Rank  $ (000)   Share
------                ----   --------  -----        ----    -------   -----          ----  --------  -----
Alameda                23     104,537   0.67         19     151,050    0.97           15   255,587   1.64
Contra Costa           24      56,842   0.40         14     158,720    1.12           13   215,562   1.52
Marin                  14      75,938   1.82         15      71,644    1.72            9   147,582   3.55
San Francisco          11     554,686   1.43         15     347,190    0.90            5   901,876   2.33
San Mateo               3     703,698   6.88          4     505,205    4.94            3 1,208,903  11.82
Santa Clara             -         -        -         15     337,047    1.47           15   337,047   1.47
Solano                  3     193,823  10.11         11      45,274    2.36            3   239,097  12.47
Sonoma                 19      54,169   1.08         16      94,400    1.89           12   148,569   2.97

Data as of June 30, 1996

MARKET SHARE ANALYSIS

----------------------------------------

-   BAY VIEW BANK/EUREKABANK COMBINED

    -   Will Represent Largest Deposit Franchise Among
        Financial Institutions Which Operate Exclusively in Bay Area

    -   5th Largest Deposit Franchise in San Francisco
        County

    -   3rd Largest Deposit Franchise in San Mateo and
        Solano Counties

- Only Bank of America and Wells Fargo will have larger deposit franchises

MARKET SHARE ANALYSIS
(continued)
------------------------------------------

-  EUREKABANK VERSUS BAY VIEW BANK

   -    Branch Locations

        -    EurekaBank           36
        -    Bay View Bank        27

   -    Deposits

        -    EurekaBank           $1.85 Million
        -    Bay View Bank        $1.58 Million

MARKET SHARE ANALYSIS
(continued)
----------------------------------------

-  EUREKABANK VERSUS BAY VIEW BANK (continued)

   -  Transaction Accounts/Deposits

      -  EurekaBank     =  33.6%
      -  Bay View Bank  =  30.3%

   -  Combination Provides Broad Bay Area Retail
      Distribution Network

      -  Consolidation of Only 7 Branches Anticipated
      -  Average Deposit per Branch = $60 million

MARKET SHARE ANALYSIS
(continued)
-------------------------------------------
-    BAY VIEW BANK/EUREKABANK COMBINED
     (POST-ACQUISITION) DEPOSIT DATA

     -    Branches   =   56
     -    Deposits   =   $3.4 Billion
     -    Deposit Transaction Accounts  =  $1.1 Billion or 33%

FINANCIAL PROJECTIONS
---------------------------------------------

-  FORECASTED BENEFIT - 1998

   -  Management Estimates That While the 1998
      Accounting EPS Benefit from the Eureka
      Acquisition Will Be Dilutive, the Cash
      Accounting EPS is Accretive

      -  Book EPS Dilution Estimated at $.37 Per Share
      -  Tangible Cash EPS Enhancement Estimated at
         $.14 Per Share

         -  Goodwill Amortization Estimated at $7.5 Million

---------------------------------------

-  FORECASTED BENEFIT - 1999

   -  Management Estimates that While the 1999
      Accounting EPS Benefit from The Eureka
      Acquisition Will Be Accretive, Cash
      Accounting EPS is Significantly Accretive

      -  Book EPS Enhancement Estimated at $.19 Per Share
      -  Tangible Cash EPS Enhancement Estimated at
         $.74 per share

         -  Goodwill Amortization Estimated at $7.5 Million

FINANCIAL PROJECTIONS
(continued)

---------------------------------------------------

-  PROJECTED CONSOLIDATED BALANCE SHEET

                           BALANCE SHEET PROJECTIONS
                           -------------------------

                                                Period End      Period End
                             ProForma           Dec. 31,         Dec. 31,
                             Jan. 1, 1998         1998             1999
                             ------------      -----------      -----------

Cash and Investments          $ 1,414,726      $ 1,142,679      $ 1,032,085
Net Loans                       3,692,200        3,730,007        3,769,813
Intangibles                       132,345          121,463          110,681
Other Assets                      148,630          237,789          231,399
                                ---------        ---------        ---------
Total Assets                  $ 5,387,901      $ 5,231,938      $ 5,143,978
                                =========        =========        =========
Deposits                      $ 3,240,051      $ 3,428,140      $ 3,473,853
Subordinated Debt                  90,000           90,000           90,000
Other Liabilities               1,674,898        1,319,491        1,183,225
                                ---------        ---------        ---------
 Total Liabilities              5,004,949        4,837,631        4,747,078

Total Equity                      382,952          394,307          396,900

Liabilities and
Shareholder Equity              5,387,937        5,330,214        5,509,333
                                =========        =========        =========
Book Value Per share          $     37.61      $     38.73      $     41.08
Tangible Book Value
Per share                     $     24.61      $     26.80      $     29.63


FINANCIAL PROJECTIONS
(continued)

--------------------------------------------

-  INCOME STATEMENT FORECAST - 1998


               PRELIMINARY ESTIMATED IMPACT OF EUREKA ACQUISITION

                                                             First Year EPS
                                                          ---------------------
                                                                       Tangible
                                                          Accounting     Cash
                                                          ----------   --------
Forecasted Accounting EPS Before Eureka/$25 Million
 Additional Buy-Back                                        $ 3.85*      $3.85*
Cash Basis Adjustments
     Intangible Amortization and
     Stock Based Compensation                                    -        0.55
                                                            ------       -----
Forecasted Before Eureka/$25 Million Additional
 Buy-Back                                                   $ 3.85       $4.45
Eureka EPS Impact/$25 Million Share Buy-Back                $(0.37)      $0.14
                                                            ------       -----
Forecasted After Eureka/$25 Million Additional Buy-Back     $ 3.48       $4.54
                                                            ======       =====

*Assumes 10% Earnings Growth from 1997 Consensus

FINANCIAL PROJECTIONS
(continued)
--------------------------------------------------------------------------------

-      Income Statement Forecast - 1999


                                                               Second Year EPS
                                                            --------------------
                                                                        Tangible
                                                            Accounting    Cash
                                                            ----------  --------
*Forecasted Accounting EPS Before
 Eureka/$25 Million Additional Buy-Back                       $ 4.23       $4.23
Cash Basis Adjustments
     Intangible Amortization and
     Stock Based Compensation                                 $    -       $0.55
                                                              ------       =====
Forecasted Before Eureka/$25
 Million Additional Buy-Back                                  $ 4.23       $4.78
                                                              ======       =====
Eureka EPS Impact/$25 Million
 Share Buy-Back ($51.75)                                      $(0.19)      $0.74
                                                              ------       -----
Forecasted After Eureka/$25
 Million Additional Buy-Back                                  $ 4.42       $5.52
                                                              ======       =====

*Assumes 10% Earnings Growth from 1998 Forecast

CRITICAL ASSUMPTIONS

-----------------------------------------------

-  CRITICAL ASSUMPTIONS INCLUDE

     -  $21 Million of Expense Reductions

     -  Realization of $65 Million of Tax Loss
        Carryforward

     -  Stable Interest Rate Environment

     -  Asset Quality Maintained

     -  Asset Size Maintained
        -  No Significant Asset Growth

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------------

-  Cost Savings Assumptions Consistent with
   Prior In-Market Transactions

   TRANSACTION              ASSUMED COST SAVINGS (%)
   -----------              ------------------------

   Bank Boston/BayBanks                39%
   Chemical/Chase                      40%
   Fleet/Shawmut                       43%
   Mercantile/Roosevelt                37%
   NationsBank/BankSouth               60%
   Wells/First Interstate              46%
   Average                             44%
   Bay View/Eureka                     46%

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------------

-  $21  Million of Cost Savings Achievable by
   June 30, 1998 Due to

     -  Corporate Headquarters/Operational Functions
        Located Within Close Proximity
        -  Corporate Headquarters Located 2 Blocks Apart

     -  Branch Consolidations Limited to 7 Branches

     -  Believe MIS Conversion Can be Completed by
        Mid-1998
        -  Critical Driver in Achieving Cost Savings

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------------

   - BVCC and EurekaBank Both use Third Party for Processing

   -  No "In House" Processing

-  BVCC Has Demonstrated Success and
   Commitment to Cost Reduction

   -  BVCC CEO, BVB COO, and BVB EVP/Sales
      Manager Have Extensive Consolidation
      Expertise

   -  BVB G&A/Assets Now 1.35%; Down from
      1.60% in Early 1995

CRITICAL ASSUMPTIONS
(continued)

---------------------------------------------

-  BVCC Has Demonstrated Success and
   Commitment to Cost Reduction (continued)

   -  Consumer Finance Platform G&A Now Nearly
      3.00%; Down from 4.25% at June 1996
      Acquisition Date

CRITICAL ASSUMPTIONS
(continued)

-------------------------------------------

-  Expect Merger of 7 EurekaBank Branches
   Into BVB Branches

   -  EurekaBank Belmont Branch to BVB Belmont
      Branch

   -  EurekaBank Menlo Park Branch to BVB Menlo
      Park Branch

   -  EurekaBank San Francisco-Stockton Street to BVB
      San Francisco-Columbus Street Branch

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------------

   -  EurekaBank San Bruno Branch to BVB Millbrae
      Branch

   -  EurekaBank San Leandro Branch to BVB San
      Leandro Branch

   -  EurekaBank San Mateo Branch to BVB San
      Mateo Branch

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------

   -  EurekaBank South San Francisco Branch to
      BVB South San Francisco Branch

-  Cost Savings From Branch Consolidation
   Estimated at $2.8 Million

-  Bay View Bank and Eureka Bank annual Branch
   Attrition Rates approximate 35%

CRITICAL ASSUMPTION
(continued)

-----------------------------------------

 . Summary of Cost Savings ($ Millions)

  -  Branch Consolidation                                $2.8

  -  Eliminate Eureka Executive Management                1.3
      .  Eureka Has High Senior Management Salaries

  -  Eliminate Administrative Office Space                1.9

  -  Eliminate Holding Company Partnership Costs          1.7

  -  Eliminate Duplicative Administrative Functions       4.0

  -  Eliminate Operational Functions                      1.1

  -  Eliminate Duplicative Loan Origination &
       Servicing Functions                                6.8

  -  Eliminate Duplicative Marketing Costs                1.4
                                                        -----
  -  Aggregate Cost Savings Identified                  $21.0
                                                        =====

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------
-   Aggregate Cost Savings Identified = $21
    Million Represents Roughly 46% of
    Anticipated Eureka's 1997 G&A and 20%
    of Combined Noninterest Expense

-   We Expect These Cost Savings Can be
    Achieved by June 30, 1998

    -   50% of Savings Will be Realized in 1998

    -   100% of Savings Will be Realized in 1999

-   Further Cost Savings May be Achievable

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------
-   $65 Million Tax Asset Represents
    Future Utilization of $187 Million
    of Tax Loss Carryforwards Which
    Expire through 2007

-   Full Utilization Will Require BVCC Annual
    Taxable Income of $20 Million
      -  Represents 25% of Projected 1998 Pre-Tax
         Income

CRITICAL ASSUMPTIONS
(continued)

-----------------------------------------

                              TAXLOSS CARRYFORWARDS


                   Beginning                          Ending
Year               Balance         Amortization       Balance
1997                                                   65,661
1998               65,661             (8,563)          57,097
1999               57,097             (8,563)          48,534
2000               48,534             (8,563)          39,971
2001               39,971             (8,563)          31,407
2002               31,407             (8,563)          22,844
2003               22,844             (5,775)          17,069
2004               17,069             (5,775)          11,294
2005               11,294             (5,775)           5,519
2006                5,519             (5,519)               0
2007                    0                  0                0

KEY CONSIDERATIONS

----------------------------------------

-   Cost Savings Are Not Achieved
    -   Utilized Independent Third Parties to Verify
        Achievability of Cost Savings
    -   Expect to Utilize Third Party Assistance to
        Implement

-  Tax Losses Are Not Utilized
    -   Projected Taxable Income Sufficient to Absorb
        Loss Carryforward Even with 75% Decline in
        Taxable Income

KEY CONSIDERATIONS
(continued)

-----------------------------------------

-   Deposits Are Not Retained
    - BVB Familiar With Markets
    - Minimal Branch Disruption Expected
        - Only 7 Branch Closures Identified
    - Deposit Franchises Very Similar

-   Asset Quality Deteriorates
        - Eureka Non-Accruals/TDRs = .36%
        - BVB Non-Accruals/TDRs    = .63%

KEY CONSIDERATIONS
(continued)

-----------------------------------------

-   Interest Rate Risk

    - Both BVB and Eureka Have Hedges in Place to Significantly Mitigate Interest Rate Risk
        Exposure

    -   Consolidated COFI Exposure Will Decline

        -   Eureka Exposure   = 13% ($300 Million)
        -   BVB Exposure      = 43% ($1.3 Billion)
        -   Combined Exposure = 30% (1.6 Billion)

    -   $500 Million of Eureka's Assets are Rapidly Indexing LIBOR Based
        Mortgages

    - Reduction of Wholesale Borrowings and Expansion of Core Deposits will Further Miligate Interest Rate Risk

OTHER ISSUES

----------------------------------------

-   Expect to Pursue $100-$150 Million
    Subordinated Debt Issuance at Either BVCC and/or BVB

-   Expect to Discontinue Auto Securitization
    Activities

    -   Reduces 1997 Net Income by $2.9 million ($0.44 per share)
-   $1.0 million after Tax in Second Quarter ($0.15 per share)
    -   Enhances 1998 and Future EPS Performance

OTHER ISSUES
(continued)

-----------------------------------------

-   Expect to Explore Restructuring BVB
    Balance Sheet to Reduce COFI/Wholesale
    Assets Exposure

SUMMARY

-----------------------------------------

-   Creates the Premier Independent
    Banking/Deposit Franchise in San Francisco
    Bay Area

-   Provides Significant Cost Savings Due to In-
    Market Transaction

-   Expands Low Cost Funding Base for
    BVCC'S Consumer/Commercial Finance
    Platforms

SUMMARY
(continued)

-   Accelerate Transition of Bay View Bank to
    Community Bank Status

-   Represents Low Risk Transaction